UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (date of earliest event reported): June 11, 2015

BLACKSANDS PETROLEUM, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-51427	20-1740044
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

800 Bering, Suite 250, Houston, Texas 77057

(Address of principal executive offices)

Registrant’s telephone number, including area code: (713) 554-4490

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective June 11, 2015, Al Conrad Kerr, Jr., resigned as a director of Blacksands Petroleum, Inc. (the “Company”).  In submitting in resignation, Mr. Kerr did not express any disagreement with the Company on any matter relating to the Company’s operations, policies or practices.  On June 16, 2015, the Board of Directors (the “Board”) of the Company decreased the size of the Board from three directors to two directors.

Effective June 16, 2015, the Board terminated Donald Giannattasio from his position as the Chief Financial Officer of the Company.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BLACKSANDS PETROLEUM, INC.

Dated: June 17, 2015	By	/s/ Rhonda Rosen
Rhonda Rosen
Interim President